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              Facilitator Multi-Funded Retirement Annuity Policies
                                  Investing in
NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II

                                    * * * *

           New York Life LifeStages Flexible Premium Variable Annuity
                    (formerly named NYLIAC Variable Annuity)
                                  Investing In
                  NYLIAC Variable Annuity Separate Account I
                and NYLIAC Variable Annuity Separate Account II

       Supplement Dated January 2, 2001 to Prospectuses Dated May 1, 2000

This supplement provides information that you should know before you invest in the above-captioned policies. You should read this information carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM") will assume the investment advisory responsibilities of Madison Square Advisors LLC ("Madison") with respect to the MainStay VP Bond Portfolio and the MainStay VP Growth Equity Portfolio, and of Monitor Capital Advisors LLC ("Monitor") with respect to the MainStay VP Indexed Equity Portfolio. NYLIM is registered with the SEC as an investment adviser and, like Madison and Monitor, is an indirect, wholly-owned subsidiary of New York Life Insurance Company. All references in your prospectus to Madison and Monitor should be changed to NYLIM effective on that date.

Madison and Monitor have concluded that the foregoing change to the advisory arrangements will not require shareholder approval. The same people who are currently performing investment advisory services for the Portfolios as employees of Madison and Monitor will continue to perform these services for the Portfolios as employees of NYLIM.

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010